LIMITED POWER OF ATTORNEY



     The undersigned hereby constitutes
and appoints each of Steven G. Fishbach, Marlene Neely and Bradley C. Weber, signing singly, and with full power of substitution, the undersigned's true and lawful attorney-in-fact to:



      (1) execute for and on behalf
 of the undersigned, in the undersigned's capacity as officer and/or director of TPI Composites, Inc. (the 'Company'), from time to time the following U.S.
Securities and Exchange Commission
('SEC') forms: (i) Form ID, including
any attached documents, to effect
the assignment of codes to the
undersigned to be used in the
transmission of information to
the SEC using the EDGAR System;
(ii) Form 3, Initial Statement
of Beneficial Ownership of Securities,
including any attached documents;
(iii) Form 4, Statement of Changes
in Beneficial Ownership of Securities,
including any attached documents; (iv)
Form 5, Annual Statement of Beneficial
Ownership of Securities in accordance
with Section 16(a) of the Securities
Exchange Act of 1934, as amended, and
the rules thereunder, including any
attached documents; (v) Schedule 13D
and (vi) amendments of each thereof,
in accordance with the Securities Exchange
Act of 1934, as amended, and the rules
thereunder, including any attached documents;



       (2) do and perform any and all acts
 for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Form 3, 4 or 5, Schedule
13D or any amendment(s) thereto, and timely file such form(s) with the SEC and any securities exchange, national association or similar authority; and


(3) take any other action of any type
whatsoever in connection with the foregoing
 which, in the opinion of such
attorney-in-fact, may be of benefit to,
in the best interest of, or legally
required by, the undersigned, it being
understood that the documents executed
by such attorney-in-fact on behalf of
the undersigned pursuant to this Power
of Attorney shall be in such form and
shall contain such terms and conditions
as such attorney-in-fact may approve in
such attorney-in-fact's discretion.


The undersigned hereby grants to each such attorney-in-fact, acting singly, full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of
attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with Section 16 or Regulation 13D-G of the Securities
Exchange Act of 1934, as amended.

The undersigned hereby agrees to
indemnify the attorneys-in-fact
and the Company from and  against
any demand, damage, loss, cost or
expense arising from any false or
misleading information provided
by the undersigned to the
attorneys-in-fact.


This Power of Attorney shall
remain in full force and effect
until the undersigned is no longer
required to file such forms with
respect to the undersigned's
holdings of and transactions
in securities issued by the Company,
unless earlier revoked by the
undersigned in a signed writing
delivered to the foregoing
attorneys-in-fact.
This Power of Attorney supersedes
any prior power of attorney in
connection with the undersigned's
capacity as an officer and/or director
of the Company. This Power of Attorney
shall expire as to any individual
attorney-in-fact if such attorney-in-fact ceases to be an executive officer of, or legal counsel to, the Company.



IN WITNESS WHEREOF, the undersigned
has caused this Power of Attorney
to be executed as of August 21, 2017.




/s/ Joseph G. Kishkill

-----------------------------

Name:  Joseph G. Kishkill